UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2008

CLARK HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32735	43-2089172
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

121 New York Avenue, Trenton, New Jersey	08638
(Address of Principal Executive Offices)	(Zip Code)

(609) 396-1100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-c ommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Clark Holdings Inc. is filing this Amendment to the Current Report on Form 8-K, filed on October 20, 2008 (the “8-K”), solely to include, as Exhibit 17.3, James Martell’s response to the disclosure in the 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

17.1	Letter, dated October 14, 2008, from James Martell to the Board (previously filed).
17.2	Letter, dated October 16, 2008, from the Board to James Martell (previously filed).
17.3	Letter, dated October 28, 2008, from James Martell to the Board (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2008	CLARK HOLDINGS INC.

	By:	/s/ Gregory E. Burns
Gregory E. Burns
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

17.1	Letter, dated October 14, 2008, from James Martell to the Board (previously filed).
17.2	Letter, dated October 16, 2008, from the Board to James Martell (previously filed).
17.3	Letter, dated October 28, 2008, from James Martell to the Board (filed herewith).